EXHIBIT 99.2

AGREEMENT TO EXTEND CLOSING REGARDING
THE SHARE PURCHASE AGREEMENT

Whereas the parties have entered into a Share Purchase Agreement (referred to as the “Agreement”), dated February 18, 2009;

Whereas the parties have by mutual consent agreed to extend the Closing to on or before March 3, 2009;

The remainder of the Agreement shall remain in full force and effect.

The parties have signed on this 20th day of February, 2009.

"PURCHASER"

Hollis Liu

/s/ Hollis Liu
By: _____________________________

Name: Hollis Liu

"SELLER"

/s/ Ming Xu
By: _____________________________

Name: Ming Xu